LEASES	12 Months Ended
Dec. 25, 2013
Leases [Abstract]
LEASES

5. LEASES

The Company’s operations utilize property, facilities, equipment and vehicles owned by the Company or leased from others. Buildings and facilities leased from others are primarily for restaurants and support facilities. Restaurants are operated under lease arrangements that generally provide for a fixed base rent and, in some instances, contingent rent based on a percentage of gross operating profit or gross revenues in excess of a defined amount. Initial terms of land and restaurant building leases generally are not less than 20 years, exclusive of options to renew. Leases of equipment primarily consist of restaurant equipment, computer systems and vehicles. The Company subleases facilities to certain franchisees and other non-related parties which are recorded on a straight-line basis.

Information regarding the Company’s future lease obligations at December 25, 2013 is as follows (in thousands):

	Capital Leases		Operating Leases
For the Years Ending	Minimum Lease Payments	Minimum Sublease Income	Minimum Lease Payments	Minimum Sublease Income
December 31, 2014	$416	$115	$18,645	$1,004
December 30, 2015	320	72	17,203	704
December 28, 2016	258	72	15,982	595
December 27, 2017	199	28	15,431	511
December 26, 2018	172	—	13,851	354
Thereafter	249	—	78,248	116
Total	1,614	$287	$159,360	$3,284
Less: imputed interest (11.0% to 14.8%)	(500)
Present value of capital lease obligations	1,114
Less: current maturities	(267)
Noncurrent portion	$847

Net rent expense is as follows (in thousands):

For the Years Ended	December 25, 2013	December 26, 2012
Base rent	$18,732	$18,331
Contingent rent	491	418
Less: sublease income	(3,602)	(3,489)
Net rent expense	$15,621	$15,260

Base rent and contingent rent are included in occupancy and other operating expenses, while sublease income is included in franchise revenue in the accompanying consolidated statements of operations. Sublease income includes contingent rental income of $1.7 million and $1.6 million for the years ended December 25, 2013 and December 26, 2012, respectively.

The Company is a lessor for certain property, facilities and equipment owned by the Company and leased to others, principally franchisees, under noncancelable leases with initial terms ranging from three to nine years. The lease agreements generally provide for a fixed base rent and, in some instances, contingent rent based on a percentage of gross operating profit or gross revenues. Total rental income, included in franchise revenue in the accompanying consolidated statements of operations, for leased property was $377,000 and $366,000 for the years ended December 25, 2013 and December 26, 2012, respectively.

Minimum future rental income for company-operated properties under noncancelable operating leases, which is recorded on a straight-line basis, in effect as of December 25, 2013 is as follows (in thousands):

For the Years Ending
December 31, 2014	$244
December 30, 2015	215
December 28, 2016	101
December 27, 2017	84
December 26, 2018	84
Total future minimum rental income	$728